UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2018

The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 26, 2018, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) as a virtual meeting and shareholders were able to participate in the Annual Meeting, vote and submit questions via live webcast.

At the close of business on December 1, 2017, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 57,449,217 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 53,778,035 Common Shares, or approximately 94% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1 — Election of Directors.

Each of Thomas N. Kelly Jr., Peter E. Shumlin and John R. Vines was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2020. The results of the vote were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Thomas N. Kelly Jr.	43,121,169	6,224,052	4,432,814

Peter E. Shumlin	44,217,719	5,127,502	4,432,814

John R. Vines	43,973,734	5,371,487	4,432,814

Proposal 2 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The compensation of the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,758,515	18,523,062	63,644	4,432,814

Proposal 3 — Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2018.

The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
52,869,421	881,077	27,537

Proposal 4 — To Approve an Amendment and Restatement of The Scotts Miracle-Gro Company Discounted Stock Purchase Plan to, Among Other Things, Increase the Number of Common Shares Available for Issuance.

The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,232,242	79,405	33,574	4,432,814

Proposal 5 — Advisory Vote on the Frequency With Which Future Advisory Votes on Executive Compensation Will Occur.

Shareholders expressed a preference for holding an advisory vote on executive compensation every year. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non Votes
48,393,992	32,788	877,515	40,926	4,432,814

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: January 26, 2018	By:	/s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer